Steben Select Multi-Strategy Fund

Supplement dated April 6, 2018

to the Prospectus dated July 28, 2017

The “Investment Manager” section in the Summary on page 9 of the Prospectus is restated as follows:

Investment Manager

Steben & Company, Inc., a Maryland corporation, serves as the Fund’s Investment Manager and provides investment advisory services to the Fund. The Investment Manager also serves as investment adviser to the Master Fund pursuant to a separate investment management agreement. The Investment Manager is registered as an investment adviser under the Investment Advisers Act.

Subject to policies adopted by the Board and applicable law, the Investment Manager is responsible for the day-to-day management of the Fund and for the allocation of the Master Fund’s assets to various Portfolio Funds.

Steben’s Investment Committee oversees the investments of the Fund and the Master Fund. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Basak Akiska. Mr. Dolfin has the primary investment responsibility for the Fund. Each investment in a Portfolio Fund is the culmination of the Investment Committee’s selection and due diligence process, which is based on evaluations of portfolio managers, a top-down assessment of opportunities across market sectors, and a bottom-up approach to portfolio construction, as well as operational due diligence reviews. See “Management of the Fund.”

In addition, following paragraphs of “The Investment Manager” section on page 53 of the Prospectus are restated as follows:

The Investment Manager’s Investment Committee members responsible for management, selection and oversight of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. The Investment Manager and its personnel maintain relationships with a large number of managers. The Investment Manager believes that, among other things, as a result of these contacts the Fund should have access to a large number of Portfolio Funds from which to select. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Basak Akiska. Mr. Dolfin has the primary investment responsibility for the Fund. The Investment Manager’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor their investment program.

The personnel of the Investment Manager who have primary responsibility for management of the Fund are:

Kenneth E. Steben is the President and Chief Executive Officer of the Investment Manager. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. Mr. Steben became a licensed stock and bond broker and a financial adviser in 1981. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of Steben & Company since March 15, 1989.

John Dolfin is the Chief Investment Officer of the Investment Manager. Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010.  More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011.  From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of Steben & Company since July 2, 2012.

Basak Akiska is Director of Operational Due Diligence at Steben & Company. Ms. Akiska earned a Bachelor’s degree in Management from University of Massachusetts Amherst in 1999 and a Masters in Accounting from University of Virginia in 2000. Previously, she served as Senior Due Diligence Analyst at FRM/MAN Investments, a financial advisory firm, from June 2006 to February 2013. Prior to that, Ms. Akiska served as an Internal Audit Manager at XL Capital, and as an Audit Manager at Ernst & Young LLP, an independent public accounting firm. Ms. Akiska has acquired her CPA license in 2004 (currently inactive).

The SAI provides additional information about the Investment Committee members’ and portfolio manager’s compensation, other accounts they manage and their ownership of Shares in the Fund. A discussion of the factors considered by the Trustees when last approving each Investment Management Agreement for the Fund and the Master Fund is contained in the Shareholder Report of the Fund and the Master Fund covering the period ended September 30, 2016.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE